Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Report”) of The Hillman Companies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Anthony A. Vasconcellos, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Date: November 14, 2014